II-1
                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Form S-3 registration statement of our report dated January 31, 2001, included in Heska Corporation and Subsidiaries Form 10-K for the year ended December 31, 2000 and all references to our Firm in or made part of this registration statement.

                                        /s/ Arthur Andersen LLP

Denver, Colorado,
April 3, 2001.